SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 27, 2006

CLAREMONT TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50240	98-0338263
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

Xu Zuqiang, Chief Executive Officer

Anlian Building, Suite #A 1501,

Futian District, Shenzhen, China

Address of principal executive offices

Registrant’s telephone number:  (852) 2511-1665

_______________________________________________

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

On October 12, 2006, Claremont Technologies Corp. (the “Company”), Brighter International Limited (“BIL”), Blue Tassel School (“BTS”), and the shareholders of BIL (the “BIL Shareholders”), entered into, and consummated, that certain Share Exchange Agreement (the “Share Exchange Agreement”) pursuant to which the Company acquired 100% of BIL, and, n exchange for surrendering all their ownership in BIL, the BIL Shareholders received stock consideration 55,250,000 shares of the Company’s common stock, which were divided proportionally among the BIL Shareholders in accordance with their respective ownership interests in BIL immediately before the completion of the Share Exchange Transaction.

Prior to the closing of the Share Exchange Transaction, Mr. Zuqiang had been Chief Executive Officer, Chief Financial Officer, and sole director of the Company.  Effective upon the filing and distribution of such documents as are required under the Securities Exchange Act of 1934, as amended, and the expiration of all applicable grace periods, Yongqi Zhu, who prior to the Share Exchange Transaction was a shareholder of BIL, Qian Gao, Yipeng Lu, Fugeng Xia and Haiming Zhang (the “New Directors”) were appointed to, and Xu Zuqiang resigned from, the Board of Directors of the Company.

Effective upon the close of business of October 27, 2006, Xu Zuqiang resigned from his position as Chief Executive Officer and Chief Financial Officer of the Company.  As Sole Director of the Company, Mr. Zuqiang appointed Yongqi Zhu to the positions of Chairman and Chief Executive Officer, Qian Gao to the position of Secretary and Jian Xue to the position of Chief Financial Officer. (the “New Officers”), such appointments became effective upon the close of business of October 27, 2006.

The New Officers and the New Directors have the following business experience:

Yongqi Zhu -

Mr. Zhu graduated at Zuzhou University and Beijing University and got a MBA degree in Singapore Nanyang Technological University. He used to work at many governmental departments of Wuxian, Jiangsu Province as the office manager, deputy general manager, general manager and Communist Party secretary. His outstanding performance at these positions obtained a great deal of appreciation from his colleagues and community. Under the great support from the government and triggered by the great enthusiasm of contributing to the education industry, he set up Blue Tassel School in 2001 and acted as the manager of Brighter International Limited.

Qian Gao –

Ms. Gao graduated from Foreign Yangzhou University in 2004, major in English. In 2003, as the excellent student of Foreign Yangzhou University, Ms. Gao was appointed to continue her study in Valdosta State University, Georgia, USA. She worked at Project Promotion Bureau of Suzhou Wuzhong Economic Development Zone, as a project manager and vice director of the department from 2004 to 2006. In Oct 2006, she joined Brighter International Limited.

Jian Xue -

Ms. Xue graduated at Nanjing Institute of Financial, majored in accounting. She is an experienced accountant and used to work at many China renowned accounting companies as an accountant and an auditor. She worked at Suzhou governmental chemical union as the accounting specialist. From 1998 to 2002, she worked at Suzhou Jiatai Union accounting company at the position of office manager and deputy director. She had abundant experience in the filed of administration management and financial management. In 2002, she joined Brighter International Limited.

Mr. Yipeng Lu  -

Mr. Lu began his teaching career at High School Affiliated to Nanjing Normal University after graduating from Nanjing Normal University in 1983. In 1989, as the excellent representative of China young teachers, Mr. Lu was appointed by China's Education Commission to continue his study in Japan. Mr. Lu used to be the principal of the High School Affiliated to Nanjing Normal University in 1995. In July of 2001, Mr. Lu, as one of the sponsors, joined in BTS. Now he is not only the principal of BTS, but also a vice president of the provincial educational association, a master student supervisor in the chemistry department of Nanjing Normal University and a visiting professor of Nanjing Xiaozhuang College. From 1992, Lu was successively assessed as Nanjing chemistry teaching talent, Nanjing excellent teacher and one of the Nanjing top ten teachers. In 1997, he was assessed as the outstanding education specialist of Jiangsu Province, and awarded the golden prize for China excellent educator by Hong Kong Bonington Education Foundation.

Fugeng Xia -

Mr. Xia was elected as the excellent teacher of national level in 1989. He was in charge of Suzhou No.10 high school as the vice principal in 1992. At that time, he also worked as the director for the Olympic Mathematics Contests. He trained a large number of students who won the first prize in the national and provincial Olympic Mathematics Contests. He has issued more than ten theses in the key journals of national level. In 1989, he was assessed as the excellent teacher of national level. Mr. Xia joined in BTS in July of 2001, as one of the sponsors. Now he is not only the vice principal of BTS, but also a director of Jiangsu Provincial High School Mathematics Association and a vice president of Suzhou High School Mathematics Association. He also has been a standing member of the National People’s Congress, and the representative of the tenth session of Suzhou Municipal People’s Congress.

Haiming Zhang -

Mr. Zhang graduated from Nanjing Normal University in 1983 and began his teaching career at High School Affiliated to Nanjing Normal University in 1992. He has been worked as the coach of the International Olympic Physics Contest in Nanjing for 10 years, and trained a large number of students who won the first prize in the national and provincial Olympic Physics Contests. He used to be the former director of the dean's office in the High School Affiliated to Nanjing Normal University. Mr. Zhang, as one of the sponsors, joined in Blue Tassel School in July of 2001. He has issued more than ten theses in the national and provincial key journals in the field of management, science and technology education and physics teaching. He was also assessed as one of the Nanjing top ten teachers.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 27, 2006 the Board of Directors of  the Company unanimously adopted resolutions to change its fiscal year end from September 30 to December 31. A transition report covering the three-month period ended December 31, 2006 will be filed on Form 10-QSB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2006

CLAREMONT TECHNOLOGIES CORP.

By: /s/ Yongqi Zhu

       Yongqi Zhu, Chief Executive Officer